Principal Funds, Inc.
Supplement dated December 18, 2023
to the Prospectus and Statement of Additional Information
both dated March 1, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
On or about January 1, 2024, the changes described below are being made to Appendix B in the Prospectus.

APPENDIX B – INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Delete the section for Edward D. Jones & Co., L.P. and replace with the following.
Edward D. Jones & Co., L.P.
Effective on or after January 1, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Principal Funds, Inc., or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation ("ROA")
•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Principal Funds, Inc. held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent ("LOI")
•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
•Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
•Shares purchased in an Edward Jones fee-based program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, and the sale and purchase are made in a share class that charges a front load and one of the following:
◦The redemption and repurchase occur in the same account.
◦The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge ("CDSC") Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
•The death or disability of the shareholder.
•Systematic withdrawals with up to 10% per year of the account value.
•Return of excess contributions from an Individual Retirement Account (IRA).
•Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
•Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
•Shares exchanged in an Edward Jones fee-based program.
•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
•Initial purchase minimum: $250
•Subsequent purchase minimum: none
Minimum Balances
•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◦A fee-based account held on an Edward Jones platform
◦A 529 account held on an Edward Jones platform
◦An account with an active systematic investment plan or LOI
Exchanging Share Classes
•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

The changes described below are being made to the Statement of Additional Information (“SAI”).
Effective December 31, 2023, Mr. Leroy Barnes and Ms. Mary VanDeWeghe will resign from their respective positions of Independent Board Member to Principal Funds, Inc. (the “Fund”). As such, the changes set forth below are being made to the Fund’s SAI.

LEADERSHIP STRUCTURE AND BOARD
Effective on December 31, 2023, delete all references to Leroy T. Barnes, Jr. and Mary M. VanDeWeghe.

In the Committee table, delete the Committee and Independent Board Members column and replace with the following:

Committee and Independent Board Members
15(c) Committee Karen McMillan, Chair Katharin S. Dyer Fritz S. Hirsch Padelford L. Lattimer
Audit Committee Victor L. Hymes, Chair Craig Damos Frances P. Grieb Elizabeth A. Nickels
Executive Committee Kamal Bhatia, Chair Craig Damos Patrick G. Halter
Nominating and Governance Committee Elizabeth A. Nickels, Chair Craig Damos Fritz S. Hirsch Victor L. Hymes Karen McMillan
Operations Committee Padelford L. Lattimer, Chair Katharin S. Dyer Karen McMillan

Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Randy D. Bolin, George Djurasovic, and Adam U. Shaikh, and add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
George Djurasovic 711 High Street Des Moines, IA 50392 1971	Vice President and General Counsel (since 2023)	Principal Financial Group* Vice President and General Counsel – Principal Asset Management (since 2022) Artisan Partners Limited Partnership Global Chief Compliance Officer (2013 - 2022)
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Counsel (2021) Transamerica Tax Counsel (2016 - 2021)
Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Vice President and Assistant General Counsel (since 2023) Assistant Secretary (since 2022) Assistant Counsel (2006-2023)	Principal Financial Group* Assistant General Counsel (since 2018)
*The reference to Principal Financial Group includes positions held by the Interested Board Member / Fund Complex Officer, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth in this SAI are each Interested Board Member’s / Fund Complex Officer’s title with Principal Workforce, LLC.

Due to a change in control at Los Angeles Capital Management LLC (“Los Angeles Capital”), that is expected to be effective on or about January 1, 2024, the Board approved an Amended and Restated Sub-Advisory Agreement between Principal Global Investors, LLC (PGI) and Los Angeles Capital. As such, the change set forth below is being made to the SAI.

INVESTMENT ADVISORY AND OTHER SERVICES
On or about January 1, 2024, in the Investment Advisors section, delete the row for Sub-Advisor: Los Angeles Capital Management LLC and replace with the following:

Sub-Advisor:
Los Angeles Capital Management LLC (“Los Angeles Capital”) is a California limited liability company. It is owned by key employees through its parent holding companies, LACM Holdings Inc. and LACM Equity LLC (collectively, the “Parent Company”). Thomas D. Stevens, Chairman, holds a controlling equity interest in the Parent Company.